SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 23, 2003

OLYMPUS COMMUNICATIONS, L.P.
OLYMPUS CAPITAL CORPORATION
FRONTIERVISION OPERATING PARTNERS, L.P.
FRONTIERVISION CAPITAL CORPORATION
FRONTIERVISION HOLDINGS, L.P.
FRONTIERVISION HOLDINGS CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
ARAHOVA COMMUNICATIONS, INC.
(Exact name of registrants as specified in its charter)

Delaware	333-19327	25-1622615
Delaware	333-19327-01	23-2868925
Delaware	333-9535	84-1316775
Delaware	333-9535-01	84-1353734
Delaware	333-36519	84-1432334
Delaware	333-36519-01	84-1432976
Delaware	333-75567-01	84-1481765
Delaware	0-16899	23-1844576
(State or other jurisdiction of	(Commission File Numbers)	(IRS Employer Identification Nos.)
incorporation)

One North Main Street — Coudersport, PA 16915-1141
(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code (814) 274-9830

Item 9. Regulation FD Disclosure

        On January 23, 2003, Adelphia Communications Corporation (the “Company”) and certain other debtor-in-possession subsidiaries of the Company, including the registrants, filed their monthly operating report for the month of December 2002 (the “Operating Report”) with United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). Exhibit 99.1 to this Current Report on Form 8-K contains the unaudited consolidated financial statements and the bankruptcy court reporting schedules of the Operating Report as filed with the Bankruptcy Court. The Operating Report shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth in such filing.

        The registrants caution readers not to place undue reliance upon the information contained in the Operating Report, which contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. The Operating Report is subject to revision. The Operating Report also contains information for periods, which may be shorter or otherwise different from those contained in the registrants’ reports pursuant to the Exchange Act.

Limitation on Incorporation by Reference

        In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, as amended or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

        As a result of actions taken by the former management of the Company: (a) the Company has not yet completed its financial statements as of or for the year ended December 31, 2001, or received its independent public accountants’ report thereon or filed with the Securities and Exchange Commission (the “Commission”) its Annual Report on Form 10-K for the year ended December 31, 2001; (b) the Company’s former independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company’s financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the year ended December 31, 2000; (c) the Company has not yet completed its financial statements as of and for the three months ended March 31, 2002, June 30, 2002 or September 30, 2002, or filed with the Commission its Quarterly Report on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002; (d) the Company does not anticipate timely filing of its Annual Report on Form 10-K as of and for the year ended December 31, 2002; and (e) the Company expects to restate its financial statements for the years ended December 31, 1999 and 2000, and its interim financial statements for 2001 and possibly other periods. Current management took control in May 2002 and has retained new independent auditors and begun the preparation of new financial statements for the periods in question; as a result of certain actions of prior management that the Company has previously disclosed, the Company is unable to predict at this time when such financial statements will be completed. In addition, current management believes that the public information provided by prior management on other matters of interest to investors, such as the Company’s rebuild percentage (the percentage of the Company’s cable television systems that the Company believes have been upgraded to current standards), was unreliable. As a result, the Company anticipates that it may have to supplement the financial and other information contained in this Form 8-K and that such supplemental information may be material.

Cautionary Statement Regarding Forward Looking Statements

        This document includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding Adelphia Communications Corporation and its subsidiaries’ (collectively, the “Company’s”) expected future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.

        Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company’s filings with the Commission, including its recently filed Current Reports on Form 8-K, the most recently filed Quarterly Report on Form 10-Q, the Annual Report on Form 10-K for the year ended December 31, 2000, and the most recent prospectus supplement filed under Registration Statement No. 333-64224, under the section entitled “Risk Factors” contained therein. Factors that may affect the plans or results of the Company include, without limitation: (a) the Company’s filing of a petition for relief under Chapter 11 of the United States Bankruptcy Code; (b) the results of litigation against the Company including the civil complaint by the Commission and the potential for a criminal indictment of the Company; (c) the lack of substantial cable industry experience among certain members of the Company’s senior management; (d) the effects of government regulations and the actions of local cable franchise authorities; (e) the availability of debtor-in-possession financing and surety bonds to support the Company’s operations; (f) the results of the Company’s internal investigation and the matters described above under “Cautionary Statement Regarding Financial and Operating Data”; (g) actions of the Company’s competitors; (h) the pricing and availability of equipment, materials, inventories and programming; (i) product acceptance and customer spending patterns; (j) the Company’s ability to execute on its business plans, to provide uninterrupted service to its customers and to conduct, expand and upgrade its networks; (k) technological developments; (l) matters relating to or in connection with the recent bankruptcy filing and proceedings of Adelphia Business Solutions, Inc.; (m) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete; (n) the movement of interest rates and the resulting impact on the Company’s interest obligations with respect to its pre-petition bank debt and Debtor-in-Possession financing; and (o) the delisting of the “Company’s” common stock by Nasdaq. Many of such factors are beyond the control of the Company and its current management.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 28, 2003	OLYMPUS COMMUNICATIONS, L.P. (Registrant)

By: ACC OPERATIONS, INC.,
 its Managing General Partner

 By: /s/CHRISTOPHER T. DUNSTAN
     Christopher T. Dunstan
     Chief Financial Officer

OLYMPUS CAPITAL CORPORATION (Registrant)

By: /s/CHRISTOPHER T. DUNSTAN
     Christopher T. Dunstan
     Chief Financial Officer

 FRONTIERVISION OPERATING PARTNERS, L.P. (Registrant)

 By: FRONTIERVISION HOLDINGS, L.P.,
       its General Partner

     By: FRONTIERVISION PARTNERS, L.P.,
            its General Partner

            By: ADELPHIA GP HOLDINGS, L.L.C., its
                  General Partner

                  By: ACC OPERATIONS, INC., its Sole
                         Member

                       By: /s/CHRISTOPHER T. DUNSTAN
                           Christopher T. Dunstan
                           Chief Financial Officer

FRONTIERVISION CAPITAL CORPORATION (Registrant)

 By: /s/CHRISTOPHER T. DUNSTAN
      Christopher T. Dunstan
      Chief Financial Officer

FRONTIERVISION HOLDINGS, L.P., (Registrant)

     By: FRONTIERVISION PARTNERS, L.P.,
            its General Partner

            By: ADELPHIA GP HOLDINGS, L.L.C., its
                  General Partner

                  By: ACC OPERATIONS, INC., its Sole
                         Member

                  By: /s/CHRISTOPHER T. DUNSTAN
                        Christopher T. Dunstan
                        Chief Financial Officer

 FRONTIERVISION HOLDINGS CAPITAL CORPORATION (Registrant)

     By: /s/CHRISTOPHER T. DUNSTAN
              Christopher T. Dunstan
              Chief Financial Officer

 FRONTIERVISION HOLDINGS II CAPITAL CORPORATION
 (Registrant)

     By: /s/CHRISTOPHER T. DUNSTAN
              Christopher T. Dunstan
              Chief Financial Officer

   ARAHOVA COMMUNICATIONS, INC. (Registrant)

   By: /s/CHRISTOPHER T. DUNSTAN
              Christopher T. Dunstan
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Monthly Operating Report for the period ended December 31, 2002, dated January 23, 2003.